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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 20, 2000


               OXFORD RESIDENTIAL PROPERTIES I LIMITED PARTNERSHIP
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MARYLAND                    0-14533                 52-1322906
----------------------------       ------------          -------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
    of incorporation or            File Number)          Identification No.)
       organization)


           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
     -----------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code              (303) 757-8101


           7200 Wisconsin Avenue, 11th Floor, Bethesda, Maryland 20814
          -------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS.

         On June 28, 2000, Apartment Investment and Management Company ("AIMCO") and AIMCO Properties, L.P. ("AIMCO OP"), the operating partnership of AIMCO, and the principals of Oxford Realty Financial Group, Inc. ("ORFG") entered into definitive agreements pursuant to which AIMCO acquired, on September 20, 2000, all of the stock and other interests held by officers and directors in the entities which own and control the Oxford properties (as described below), for $328 million. This acquisition included acquiring the indirect interests in the general partners of Oxford Residential Properties I Limited Partnership (the "Partnership") and 21.1% of the Assignee Limited Partnership Interests (the "Units") in the Partnership.

         Of the 6,030 Units owned by AIMCO and its affiliates, 1,033 Units are held by AIMCO/Bethesda Holdings, Inc. ("ABH") and 4,997 Units are held by ORP Acquisition Partners LP ("ORP").

                  Acquisition Limited Partnership ("Acquisition") owns a 59% general partnership interest and a 40% limited partnership interest in ORP. ORP Acquisition, Inc. ("OPR Acquisition") owns a 1% general partnership interest in both Acquisition and ORP. ORFG wholly-owns ORP Acquisition.

                  ABH was formed to consummate part of the acquisition described herein by acquiring a substantial majority of the capital stock of ORFG. (The balance of ORFG was acquired by a previously existing subsidiary of AIMCO.) AIMCO owns 99% of ABH through non-voting preferred stock, Tebet, L.L.C. owns 0.8% of ABH through voting common stock and Peter Kompaniez owns 0.2% of ABH through voting common stock. Mr. Considine is the managing member of Tebet, L.L.C. and he is Chairman of the Board of Directors and Chief Executive Officer of AIMCO. Mr. Kompaniez is Vice Chairman of the Board of Directors and President of AIMCO. The ownership of ABH was structured to satisfy certain REIT requirements.

                  AIMCO OP owns a 45.565% limited partnership interest in Acquisition. In addition, AIMCO/Bethesda Holdings Acquisitions, Inc. ("ABHA"), which was formed to consummate part of the acquisition, and which is wholly-owned by ABH, currently owns a 25.75% limited partnership interest in Acquisition. In connection with the acquisition, a 27.684% limited partnership interest in Acquisition was placed in escrow. After January 1, 2000, the 27.684% limited partnership interest in Acquisition currently held in escrow will be transferred to AIMCO OP and AIMCO OP will acquire the 25.75% limited partnership interest in Acquisition held by ABHA and will own a 99% limited partnership interest in Acquisition. AIMCO-GP, Inc. is the sole general partner of AIMCO OP (owning approximately 1% of the total equity interests). AIMCO-GP, Inc. is a wholly owned-subsidiary of AIMCO.

                  AIMCO now indirectly owns the managing general partner of the Partnership, Oxford Residential Properties I Corporation, and thereby controls the management of the Partnership. Effective as of the closing of the acquisition agreement, the board of directors and executive officers of Oxford Residential Properties I Corporation are those set forth on Annex I to AIMCO's
Schedule 13D for the Partnership, dated September 20, 2000, which information is incorporated herein by reference.

         The Oxford properties are 167 apartment communities including 36,949 units, located in 18 states. The properties are owned by 166 separate partnerships, subject to mortgage loans totaling $1.4 billion (Oxford's pro rata share of the indebtedness is $555 million). AIMCO, through an affiliate, previously managed 165 of the 167 Oxford properties pursuant to long-term contracts and was previously a stockholder in certain of such entities.

         AIMCO paid $266 million in cash and $62 million in AIMCO OP partnership common units valued at $45 per Unit. In addition, transaction costs are estimated to be $19 million.

         AIMCO OP borrowed $279 million to pay the cash portion of the purchase price for the Oxford acquisition from Bank of America, N.A., Lehman Commercial Paper Inc. and several other lenders, pursuant to a secured term loan with a total availability of $302 million. The borrowers under the term loan are AIMCO OP, NHP Management Company, and AIMCO/Bethesda Holdings, Inc., and all obligations thereunder are guaranteed by AIMCO and certain


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of its subsidiaries. The annual interest rate under the term loan is based on either LIBOR or a base rate which is the higher of Bank of America's reference rate or 0.5% over the federal funds rate, plus, in either case, an applicable margin. The margin ranges between 4.0% and 5.0% in the case of LIBOR-based loans and between 1.0% and 2.0% in the case of base rate loans, based upon the number of months the loan is outstanding. The term loan expires on July 31, 2002. In addition, the credit facility limits AIMCO from distributing more than 80% of its Funds From Operations (as defined) (or such amounts as may be necessary for AIMCO to maintain its status as a REIT), imposes minimum net worth requirements and provides financial covenants related to certain of AIMCO's assets and obligations. NHP Management Company and AIMCO/Bethesda Holdings, Inc. are subsidiaries of AIMCO.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                     The following exhibits are filed with this report:

         Number            Description

         99.1 Acquisition Agreement, dated as of June 28, 2000, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., NHP Management Company and AIMCO/NHP Properties, Inc., as Buyers, and Leo E. Zickler, Francis P. Lavin, Robert B. Downing, Mark E. Schifrin, Marc B. Abrams, and Richard R. Singleton, as Sellers. (Exhibit 2.1 to AIMCO's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, is incorporated herein by this reference.)

         99.2 Interim Credit Agreement, dated as of September 20, 2000, among AIMCO Properties, L.P., NHP Management Company, AIMCO/Bethesda Holdings, Inc., Bank of America N.A., Lehman Commercial Paper Inc. and several other lenders. (Exhibit (d) to AIMCO's
                           Schedule 13D related to Oxford Tax Exempt Fund II Limited Partnership, dated September 20, 2000, is incorporated herein by this reference.)



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 5, 2000



                              OXFORD RESIDENTIAL PROPERTIES I LIMITED
                                   PARTNERSHIP

                              By: Oxford Residential Properties I Corporation
                                     Its general partner

                              By: /s/ Paul J. McAuliffe
                                  ---------------------
                                   Paul J. McAuliffe
                                   Executive Vice President and
                                   Chief Financial Officer




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                               INDEX TO EXHIBITS

        EXHIBIT
        NUMBER             DESCRIPTION
        ------             -----------
         99.1              Acquisition Agreement, dated as of June 28, 2000, by
                           and among Investment and Management Company, AIMCO
                           Properties, L.P., NHP Management Company and
                           AIMCO/NHP Properties, Inc., as Buyers, and Leo E.
                           Zickler, Francis P. Lavin, Robert B. Downing, Mark E.
                           Schifrin, Marc B. Abrams, and Richard R. Singleton,
                           as Sellers. (Exhibit 2.1 to AIMCO's Quarterly Report
                           on Form 10-Q for the quarter ended June 30, 2000, is
                           incorporated herein by this reference.)

         99.2              Interim Credit Agreement, dated as of September 20,
                           2000, among AIMCO Properties, L.P., NHP Management
                           Company, AIMCO/Bethesda Holdings, Inc., Bank of
                           America N.A., Lehman Commercial Paper Inc. and several other lenders. (Exhibit (d) to AIMCO's
                           Schedule 13D related to Oxford Tax Exempt Fund II
                           Limited Partnership, dated September 20, 2000, is incorporated herein by this reference.)